Fees Summary	Nov. 22, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 459,999,936.00
Previously Paid Amount	0.00
Total Fee Amount	70,425.99
Total Offset Amount	0.00
Net Fee	$ 70,425.99
Final Prospectus	false